Capital	12 Months Ended
Dec. 31, 2018
Disclosure of notes and other explanatory information [Abstract]
Capital
Capital
TransAlta’s capital is comprised of the following:

As at Dec. 31	2018	2017	Increase/ (decrease)
Long-term debt(1)	3,267	3,707	(440)
Equity
Common shares	3,059	3,094	(35)
Preferred shares	942	942	—
Contributed surplus	11	10	1
Deficit	(1,496)	(1,209)	(287)
Accumulated other comprehensive income	481	489	(8)
Non-controlling interests	1,137	1,059	78
Less: available cash and cash equivalents(2)	(89)	(314)	225
Less: principal portion of restricted cash on OCP Bonds(3)	(27)	—	(27)
Less: fair value asset of hedging instruments on long-term debt(4)	(10)	(30)	20
Total capital	7,275	7,748	(473)
(1) Includes finance lease obligations, amounts outstanding under credit facilities, tax equity liability and current portion of long-term debt.
(2) The Corporation includes available cash and cash equivalents as a reduction in the calculation of capital, as capital is managed internally and evaluated by management using a net debt position.  In this regard, these funds may be available and used to facilitate repayment of debt.
(3) The Corporation includes the principal portion of restricted cash on OCP bonds because this cash is restricted specifically to repay outstanding debt.
(4) The Corporation includes the fair value of economic and designated hedging instruments on debt in an asset, or liability, position as a reduction, or increase, in the calculation of capital, as the carrying value of the related debt has either increased, or decreased, due to changes in foreign exchange rates.

In 2018, the Corporation continued to focus on reducing overall debt. The Corporation’s overall capital management strategy and its objectives in managing capital have remained unchanged from Dec. 31, 2017, and are as follows:
A. Maintain an Investment Grade Credit Rating
The Corporation operates in a long-cycle and capital-intensive commodity business, and it is therefore a priority to maintain an investment grade credit rating as it allows the Corporation to access capital markets at reasonable interest rates. Key rating agencies assess TransAlta’s credit rating using a variety of methodologies, including financial ratios. These methodologies and ratios are not publicly disclosed. TransAlta’s management has developed its own definitions of metrics, ratios and targets to manage the Corporation’s capital. These metrics and ratios are not defined under IFRS, and may not be comparable to those used by other entities or by rating agencies.
The Corporation has an investment grade credit rating from Standard & Poor's (negative outlook), DBRS (stable outlook) and Fitch Ratings (stable outlook). In December 2015, Moody's downgraded the Corporation below investment grade to Ba1 with a stable outlook and in June 2018 Moody’s revised their rating outlook to positive from stable. During 2018, Fitch Ratings reaffirmed the Corporation’s Unsecured Debt rating and Issuer Rating of BBB- with a stable outlook; DBRS Limited reaffirmed the Corporation’s Unsecured Debt rating and Medium-Term Notes rating of BBB (low), the Preferred Shares rating of Pfd-3 (low), and Issuer Rating of BBB (low) with a stable outlook; and Standard and Poor’s reaffirmed the Corporation’s Unsecured Debt rating and Issuer Rating of BBB- with negative outlook. The Corporation is focused on strengthening its financial position and cash flow coverage ratios to achieve stable investment grade credit ratings. Credit ratings provide information relating to the Corporation's financing costs, liquidity and operations and affect the Corporation's ability to obtain short-term and long-term financing and/or the cost of such financing. Strengthening the Corporation’s financial position allows its commercial team to contract the Corporation’s portfolio with a variety of counterparties on terms and prices that are favourable to the Corporation’s financial results and provides the Corporation with better access to capital markets through commodity and credit cycles.

The methodologies and ratios used by rating agencies to assess our credit rating are not publicly disclosed. We have developed our own definitions of ratios and targets to help evaluate the strength of our financial position. These metrics and ratios are not defined under IFRS and may not be comparable to those used by other entities or by rating agencies. These ratios are summarized in the table below:

As at Dec. 31	2018	2017	Target
Funds from operations before interest to adjusted interest coverage (times)	4.8	4.3	4 to 5
Adjusted funds from operations to adjusted net debt (%)	20.8	20.4	20 to 25
Adjusted net debt to comparable earnings before interest, taxes, depreciation and amortization (times)	3.7	3.6	3.0 to 3.5

Funds from Operations (“FFO”) before Interest to Adjusted Interest Coverage is calculated as FFO plus interest on debt (net of capitalized interest) divided by interest on debt plus 50 per cent of dividends paid on preferred shares. FFO is calculated as cash flow from operating activities before changes in working capital and is adjusted for transactions and amounts that the Corporation believes are not representative of ongoing cash flows from operations. The Corporation’s goal is to maintain this ratio in a range of four to five times.

Adjusted FFO to Adjusted Net Debt is calculated as FFO less 50 per cent of dividends paid on preferred shares divided by net debt (current and long-term debt plus 50 per cent of outstanding preferred shares less available cash and cash equivalents and including fair value assets of hedging instruments on debt). The Corporation’s goal is to maintain this ratio in a range of 20 to 25 per cent.

Adjusted Net Debt to Comparable Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as net debt divided by comparable EBITDA. Comparable EBITDA is calculated as earnings before interest, taxes, depreciation and amortization and is adjusted for transactions and amounts that the Corporation believes are not representative of ongoing business operations. The Corporation’s goal is to maintain this ratio in a range of 3.0 to 3.5 times.

At times, the credit ratios may be outside of the specified target ranges while the Corporation realigns its capital structure. During 2018, the Corporation continued to strengthen its financial position and reduce debt.

Management routinely monitors forecasted net earnings, cash flows, capital expenditures and scheduled repayment of debt with a goal of meeting the above ratio targets and to meet dividend and PP&E expenditure requirements.

B. Ensure Sufficient Cash and Credit is Available to Fund Operations, Pay Dividends, Distribute Payments to Subsidiaries’ Non-Controlling Interests, Invest in PP&E and Make Acquisitions

For the years ended Dec. 31, 2018 and 2017, cash inflows and outflows are summarized below. The Corporation manages variations in working capital using existing liquidity under credit facilities.

Year ended Dec. 31	2018	2017	Increase (decrease)
Cash flow from operating activities	820	626	194
Change in non-cash working capital	44	114	(70)
Cash flow from operations before changes in working capital	864	740	124
Dividends paid on common shares	(46)	(46)	—
Dividends paid on preferred shares	(40)	(40)	—
Distributions paid to subsidiaries’ non-controlling interests	(165)	(172)	7
Property, plant and equipment expenditures(1)	(277)	(338)	61
Inflow	336	144	192
(1) Includes growth capital associated with the South Hedland Power Station.

TransAlta maintains sufficient cash balances and committed credit facilities to fund periodic net cash outflows related to its business. At Dec. 31, 2018, $0.9 billion (2017 - $1.4 billion) of the Corporation’s available credit facilities were not drawn.

Periodically, TransAlta accesses capital markets, as required, to help fund some of these periodic net cash outflows, to maintain its available liquidity, and to maintain its capital structure and credit metrics within targeted ranges.